UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 20, 2017

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan		49022-2692
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 20, 2017, Whirlpool Corporation (the “Company”) reported that Jeff M. Fettig, 60, Chairman and Chief Executive Officer, will step down as Chief Executive Officer, effective September 30, 2017. Mr. Fettig, who was first elected Chief Executive Officer in 2004, will remain an employee of the Company and Chairman of its Board of Directors.

As part of a planned transition, the Company’s Board of Directors has elected Marc R. Bitzer, 52, the Company’s President and Chief Operating Officer, to succeed Mr. Fettig as Chief Executive Officer, effective October 1, 2017 (the “Effective Date”). Mr. Bitzer will continue to serve as President of the Company and as a member of its Board of Directors. Since joining Whirlpool Europe as Vice President, Bauknecht brand group in 1999, Mr. Bitzer has held positions of increasing responsibility with the Company, including Senior Vice President of Marketing Sales and Services for Whirlpool Europe from 2000; President of Whirlpool Europe from 2006; Executive Vice President and President of Whirlpool North America from 2009; Vice Chairman of the Company from 2014 with responsibility for Whirlpool North America and Whirlpool Europe, Middle East and Africa; and President and Chief Operating Officer from 2015.

The Company will report any compensation arrangements related to the transition after determination by the Human Resources Committee of the Board of Directors.

Item 7.01. Regulation FD Disclosure

The Company issued a press release announcing the transition, a copy of which is furnished as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated June 20, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: June 23, 2017	By:	/s/ BRIDGET K. QUINN
	Name:	Bridget K. Quinn
	Title:	Corporate Secretary and Group Counsel